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                                                                  EXHIBIT 10.3

                       CITADEL COMMUNICATIONS CORPORATION
                      NONQUALIFIED STOCK OPTION AGREEMENT

        This Option Agreement is made and entered into by and between CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company") and Lawrence
R. Wilson ("Wilson") as of June 28, 1996.

        WHEREAS, in October of 1993, the Company's Board of Directors (the "Board") granted Wilson annual performance stock options for the years 1993 to 1997 for the annual purchase 17,187 shares of the Company's Class A Common
Stock (the "Stock") per year at the Purchase Price (as that term is defined in Section 2 below) for each year in which he receives a Performance Bonus (as that term is defined in that certain Employment Agreement of even date herewith between Citadel Broadcasting Company, a Nevada corporation, and Wilson);

        WHEREAS, because Wilson received a Performance Bonus during the calendar years 1993 and 1994 he is entitled to options to purchase 17,187 shares of the Stock for each year, for a total of 34,374 shares (the "Vested Options");

        WHEREAS, during the calendar year 1995 Wilson did not receive a Performance Bonus; and

        WHEREAS, the Company and Wilson now wish to document the terms and conditions of the Company's grant of all performance stock options to Wilson, including the Vested Options and any options Wilson might earn during the calendar years 1996 and 1997;

        THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for good and valuable consideration, the Company and Wilson agree as follows:

        1.    Grant of Option.

              a. Vested Options. The Company acknowledges that Wilson has a vested right to purchase a total of 34,374 shares of the Stock at the Purchase Price based on his Performance Bonuses during 1993 and 1994.

              b. Future Options. For the calendar years 1996 and 1997, the Company grants to Wilson the right and option to purchase 17,187 shares of Stock per year at the Purchase Price for each year in which he receives a Performance Bonus (the "Future Options," and together with the Vested Options, the "Options" or "Option").

        2. Purchase Price. The price at which Wilson shall be entitled to purchase the Stock covered by the Options shall be $2.9091 per share (the "Purchase Price").

        3. Exercise of Option. The Vested Options may be exercised by Wilson as of the date hereof. The Future Options vest, if earned, as of January 1, 1997 for the Options based on the
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Company's performance during 1996 and January 1, 1998 for the Options based on the Company's performance during 1997 (the "Vesting Dates"), but such options shall not be exercisable until the Company has determined, based on its internal accounting records, that a Performance Bonus was earned for each preceding calendar year. Such determination shall be made by the Company as soon as practical after the end of each calendar year. The Options may be exercised from time to time, as to all or any part of the shares covered hereby, by delivery to the Company of written notice of exercise and payment of the Purchase Price.

        4. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Options may be exercised by timely delivery to the Company of a written notice, which notice shall be effective on the date received by the Company. The written notice shall state Wilson's election to exercise the Options, the number of shares in respect of which an election to exercise has been made, the method of payment elected, the exact name or names in which the shares will be registered and Wilson's Social Security number.
Such notice shall be signed by Wilson and shall be accompanied by payment of the purchase price of such shares. In the event the Options shall be exercised by a person or persons other than Wilson pursuant to Section 6 hereof, such notice shall be signed by such other person or persons and shall be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Options. All shares delivered by the Company upon exercise of the Options as provided herein shall be fully paid and nonassessable upon delivery.

        5. Method of Payment for Options. Upon the exercise of all or any part of an Option, the Purchase Price shall be payable in full by check, or, in the event the Company is at the time of exercise a reporting Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in shares of Stock owned by Wilson to the extent permitted by law, or in any combination thereof at the election of Wilson. Payment of the Purchase Price with shares of Stock owned by Wilson, to the extent permitted under this Agreement, shall be made by assigning and delivering such shares to the Company. The shares shall be valued at Fair Market Value on the exercise date of the Option. For purposes of this Agreement, the "Fair Market Value" of the Stock as of any date shall be the average of the closing bid and asked prices for the Stock as reported on the Nasdaq National Market System (or on any national securities exchange on which the Stock is then listed) for the date or, if no prices are so reported for that date, such prices on the next preceding date for which closing bid and asked prices were reported. If at any time the Stock is not listed on any national securities exchange, the Fair Market Value shall be the fair market value determined by the Board in good faith and in its reasonable discretion using such methods or procedures as may be established from time to time by the Board in its reasonable discretion.

        To the extent permitted under this Agreement, if Wilson elects to pay for all or part of the shares purchased upon the exercise of the Option in Stock, a share certificate or certificates, together with a duly executed stock power authorizing the transfer of such shares to the Company, shall be delivered to the Company with the notice of exercise. Should the number of such shares delivered for credit against the purchase price have a Fair Market Value less than the full purchase price, Wilson shall pay the difference between the Fair Market Value of the Stock to be conveyed to the


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Company and the full purchase price by check.  Should the share certificate delivered be for a number of shares in excess of that number to be conveyed to the Company for credit against the full purchase price, the Company will issue to Wilson a new share certificate representing the number of shares in excess of the nearest whole number of shares having a Fair Market Value not in excess of the amount required to pay the full purchase price. No fractional shares shall be accepted in payment or be reissued by the Company under this provision.

        6. Death of Wilson. In the event of the death of Wilson, the Option shall lapse unless it is exercised within one hundred eighty days (180) days after the date of Wilson's death by Wilson's legal representative or representatives or by the person or persons entitled to do so under Wilson's last will and testament or if Wilson fails to make a testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution. The Company shall have the right to require evidence satisfactory to it of the rights of any person or persons seeking to exercise the Option under this Section 6 to exercise the Option.

        7. Nontransferability. The Options granted by this Agreement shall be exercisable, except as provided in Section 6 above, only by Wilson during his lifetime. No Option granted by this Agreement shall be transferable by Wilson other than by will or pursuant to applicable laws of descent and distribution. The Options, and any rights and privileges in connection therewith, shall not be transferred, assigned, pledged or hypothecated by Wilson, or by any other person or persons, in any way, whether by operation of law, or otherwise, and shall not be subject to execution, attachment, garnishment or similar process. In the event of such an occurrence, the Options shall automatically be terminated and shall thereafter be null and void.

        8. Adjustments in Number of Shares and Purchase Price. In the event a stock dividend is declared upon the Stock, the remaining shares of Stock then subject to Options under this Agreement shall be adjusted proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock of the Company or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger or consolidation, there shall be substituted for each such remaining share of Stock then subject to Options granted under this Agreement the number and class of shares of stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to Options granted under this Agreement.

        9. Delivery of Shares. No shares of Stock shall be delivered upon exercise of the Options unless and until (i) the purchase price shall have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld have been paid or withheld in full; (iii) approval of any governmental authority required in connection with the Options, or the issuance of shares thereunder, has been received by the Company; (iv) Wilson has complied with all terms and conditions of this Agreement; and (v) if required by the Committee, Wilson has delivered to the


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Committee an Investment Letter in form and content satisfactory to the Company as provided for in Section 10 hereof.

        10. Securities Act. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Options to be registered under the appropriate rules and regulations of the Securities and Exchange Commission.

        The Company shall not be required to deliver any shares of Stock pursuant to the exercise of all or any part of the Options if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable federal or state securities laws or regulations. The Company may require that Wilson, prior to the issuance of any such shares pursuant to exercise of the Options, sign and deliver to the Company a written statement ("Investment Letter") stating (i) that Wilson is acquiring the shares for investment and not with a view to the sale or distribution thereof; (ii) that Wilson will not sell any shares received upon exercise of the Options or any other shares of the Company that Wilson may then own or thereafter acquire except either (a) through a broker on a national securities exchange or (b) with the prior written approval of the Company; and
(iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Committee in its sole discretion.

        If shares of Stock or other securities issuable pursuant to the exercise of the Options have not been registered under the Securities Act of 1933 or other applicable federal or state securities laws or regulations, the certificates representing such shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

           The Securities evidenced by this certificate have not been registered under the Securities Act of 1993, as amended (the "Act"), or qualified under any applicable state securities laws. They have been acquired for investment and not with a view to distribution thereof within the meaning of the Act and regulations thereunder. They may not be sold or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering such transaction involving said securities or (b) this Corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this Corporation) stating that such transaction is exempt from registration or this Corporation otherwise satisfies itself that such transaction is exempt from resolution.

Any such shares of Stock shall also bear the restrictive legends, in substantially the same form, that are contained in: (a) that certain Second Amended and Restated Stockholders Agreement among the Company, Wilson, and certain other stockholders; and (b) that certain Amended and Restated Voting Agreement among the Company, Wilson, and certain other stockholders.


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        11.    Federal and State Taxes.  Upon exercise of the Options, or any part thereof, Wilson may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the shares to be issued pursuant to the exercise of the Options, Wilson shall pay to the Company by check by authorizing the Company to withhold from monies owing by the Company to Wilson an amount equal to the amount of any taxes which the Company is required to withhold with respect to such Stock.

        In the event the Company becomes a reporting Company under the Exchange Act, Wilson may pay taxes with shares of Stock owned by Wilson. Payment of taxes with shares of Stock owned by Wilson shall be made by assigning and delivering such shares to the Company. Such shares shall be valued at Fair Market Value on the business day coinciding with or immediately preceding the date on which such shares are assigned or delivered. Except as otherwise provided by law, any taxes which are required to be withheld with respect to an exercised Option may also be paid by Wilson directing the Company to withhold from the shares of Stock that would otherwise be issued pursuant to the Option, that number of shares having a Fair Market Value on the date the Option is exercised (the "Applicable Date") equal to the taxes due. In the event of such an election, Wilson shall notify the Company in writing of his intent to do so and shall receive the number of shares of Stock determined pursuant to the following formula:

 Number      Number of Shares             Fair Market Value         _    Taxes
   of    =   Subject to Award      X      on Applicable Date             Due
 Shares      -----------------------------------------------------------------
                              Fair Market Value on
                                Applicable Date

        Authorization of Wilson to the Company to withhold taxes pursuant to this Section 11 shall be in form and content acceptable to the Company. Payment or authorization to withhold taxes by Wilson shall be completed prior to the delivery of any shares pursuant to this Agreement. An authorization to withhold taxes pursuant to this provision shall be irrevocable unless and until the tax liability of Wilson has been fully paid.

        12. Administration. This Agreement shall in all respects be administered by the Committee. The Committee shall have the sole and complete discretion with respect to all matters under this Agreement and decisions of the majority of the Committee with respect to this Agreement shall be final and binding upon Wilson and the Company.

        13. Continuation of Employment. This Agreement shall not be construed to confer upon Wilson any right to continue in the employ of the Company or its subsidiaries and shall not limit any right of the Company to terminate the employment of Wilson. Wilson shall not be entitled to any Future Option based on performance during the year in which his employment terminates for any reason or for no reason. Except as provided in Section 7, however, termination shall not affect Wilson's entitlement to any Options that were exercisable pursuant to Section 3 prior to his termination.


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        14.    Obligation to Exercise.  Wilson shall have no obligation to exercise any Option granted by this Agreement.

        15. Governing Law. This Agreement shall be interpreted and administered under the internal laws, and not the laws of conflicts, of the State of Arizona.

        16. Amendment and Termination. Except as otherwise provided in this Agreement, this Agreement may be amended or terminated only by a written agreement executed by the Company and Wilson. Any amendment or modification of this agreement shall be signed by a duly authorized officer of the Company other than Wilson.

        17. Counterparts. This Agreement may be executed in any number of counterparts, all such counterparts shall be deemed to constitute one and the same instrument, and each of the executed counterparts shall be deemed an original hereof.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]


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                   [SIGNATURE PAGE FOR CITADEL COMMUNICATIONS
                CORPORATION NONQUALIFIED STOCK OPTION AGREEMENT]


                                  CITADEL COMMUNICATIONS
                                  CORPORATION


                                  By /s/ Donna L. Heffner
                                     ---------------------
                                     Its Secretary
                                         -----------------

                                     /s/ Lawrence R. Wilson
                                     ----------------------
                                     LAWRENCE R. WILSON


The undersigned, as spouse of Lawrence R. Wilson, hereby confirms that the community property of Lawrence R. Wilson and the undersigned is subject to and bound by the agreement set forth above.


/s/ Claire Wilson
--------------------
CLAIRE WILSON


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